Exhibit 10.1

Execution Version

FOURTH AMENDMENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of November 30, 2018 and is entered into by and among CLEARWAY ENERGY OPERATING LLC (formerly known as NRG Yield Operating LLC), a Delaware limited liability company (the “Borrower”), CLEARWAY ENERGY LLC (formerly known as NRG Yield LLC), a Delaware limited liability company (“Holdings”), each other Guarantor party hereto, JPMORGAN CHASE BANK, N.A. (“JPM”), in its capacity as the administrative agent under the Credit Agreement (the “Administrative Agent”), and THE LENDERS AND L/C ISSUERS party hereto, and is made with reference to that certain Amended and Restated Credit Agreement dated as of April 25, 2014 (as amended by that certain First Amendment to Amended & Restated Credit Agreement, dated as of June 26, 2015, that certain Second Amendment to Amended & Restated Credit Agreement, dated as of February 6, 2018, and that certain Third Amendment to Amended and Restated Credit Agreement and Administrative Agent Resignation and Appointment Agreement, dated as of April 30, 2018, the “Credit Agreement,” and as amended by this Amendment and as may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Amended Credit Agreement”), by and among the Borrower, Holdings, the other Guarantors party thereto, the Lenders and L/C Issuers party thereto and the Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement, and the rules of interpretation set forth in Section 1.02 of the Amended Credit Agreement shall apply hereto, mutatis mutandis.

RECITALS

WHEREAS, the Loan Parties have requested that the Lenders and L/C Issuers agree to amend certain provisions of the Credit Agreement as provided for herein; and

WHEREAS, subject to the satisfaction of the conditions specified herein, the undersigned Lenders and L/C Issuers are willing to agree to such amendments to the Credit Agreement in accordance with Section 11.01 of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I.                           AMENDMENTS TO CREDIT AGREEMENT

Effective on and as of the date on which each of the conditions set forth in Section II has been satisfied (or waived by the party or parties entitled to the benefit thereof):

A.                                    The definition of “Convertible Senior Notes” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Convertible Senior Notes” means (a) the unsecured Convertible Senior Notes due 2019 issued by Parent in an aggregate principal amount of US $345,000,000 (the

“Original Convertible Senior Notes”); (b) the unsecured Convertible Senior Notes due 2020 issued by Parent in an aggregate principal amount of up to US $350,000,000 (the “2020 Convertible Senior Notes”); and (c) any amendments, modifications, replacements or refinancings of the Indebtedness described in the foregoing clauses (a) and (b) or any Indebtedness incurred pursuant to this clause (c) from time to time, including any such replacement or refinancing Indebtedness to the extent the relevant portion of the proceeds thereof is irrevocably deposited in a segregated account pursuant to an escrow (or similar) agreement in form and substance reasonably acceptable to the Administrative Agent pending application to the repayment of the Indebtedness being refinanced or replaced (the “Permitted Refinancing Convertible Senior Notes”); provided that (i) the aggregate principal amount (or accreted value, if applicable) of such Permitted Refinancing Convertible Senior Notes does not exceed the aggregate outstanding principal amount (or accreted value, if applicable) of the Indebtedness being amended, modified, replaced or refinanced (plus all accrued interest and original issue discount in the nature of interest on such Indebtedness and the amount of all expenses and premiums, underwriting, issuance, commitment, syndication and other similar fees, costs and expenses incurred in connection therewith) unless another available exception under Section 7.02 is then utilized with respect to any excess (in which case the entire principal amount (or accreted value, if applicable) thereof will constitute Convertible Senior Notes after incurrence), (ii) such Permitted Refinancing Convertible Senior Notes have a Weighted Average Life to Maturity equal to or greater than the Weighted Average Life to Maturity of the applicable Convertible Senior Notes being refinanced, (iii) the Permitted Refinancing Convertible Senior Notes have a Stated Maturity on or later than the maturity date of the applicable Convertible Senior Notes being refinanced, (iv) the obligations in respect of such Permitted Refinancing Convertible Senior Notes shall continue to be unsecured and (v) the primary obligor in respect of such Permitted Refinancing Convertible Senior Notes shall be the Parent; provided, further, that, in the case of each of clauses (a), (b) and (c) above, the net proceeds (after giving effect to any refinancing) shall be loaned to the Borrower as a Parent CSN Proceeds Loan.”

B.                                    The definition of “Total Debt” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

““Total Debt” means, as of any date of determination, for the Borrower and the Guarantors, the sum of (a) the outstanding principal amount of all obligations, whether current or long-term, for borrowed money (including Obligations hereunder constituting indebtedness for borrowed money) and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments constituting Indebtedness, (b) all purchase money Indebtedness, (c) all direct obligations arising under letters of credit (including standby and commercial), bankers’ acceptances, bank guaranties, surety bonds and similar instruments, (d) all obligations in respect of the deferred purchase price of property or services constituting Indebtedness, (e) all Attributable Indebtedness, (f) without duplication, all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (e) above of Persons other than the Borrower and the Guarantors and (g) all Indebtedness of the types referred to in clauses (a) through (f) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Borrower or any Guarantor is a general partner or joint venturer, unless such Indebtedness is expressly made non- recourse or limited recourse to the Borrower and the Guarantors (it being understood that, in respect of limited recourse Indebtedness, Total Debt will be limited to the extent of such recourse). Notwithstanding anything herein to the contrary, (i) the undrawn amount of any Letters of Credit that are outstanding shall be excluded and not be given any effect in the calculation of Total Debt, (ii) the amount of any surety bonds that are outstanding and that are not subject to an outstanding claim shall be excluded and not be given any effect in the calculation of Total Debt, (iii) for so long as the Borrower guarantees the Indebtedness represented by the Convertible Senior Notes, the Parent CSN Proceeds Loan shall not constitute Total Debt, except to the extent the aggregate principal amount of the Parent CSN Proceeds Loan exceeds the aggregate principal amount guaranteed by the Borrower in respect of the Indebtedness represented by the Convertible Senior Notes (in which case the amount of such excess shall constitute Total Debt in addition to the amount guaranteed by the Borrower in respect of the Indebtedness represented by the Convertible Senior Notes) and (iv) solely for any Measurement Period ending on or prior to December 31, 2018, Guarantees with respect to Permitted Refinancing Convertible Senior Notes issued, in whole or in part, to refinance the Original Convertible Senior Notes, or Parent CSN Proceeds Loans relating thereto, shall not constitute Total Debt to the extent of the portion of the proceeds of such Permitted Refinancing Convertible Senior Notes irrevocably deposited by the Parent in a segregated account pursuant to an escrow (or similar) agreement in form and substance reasonably acceptable to the Administrative Agent pending application to the repayment of the Original Convertible Senior Notes at the stated maturity thereof.”

C.                                    Section 5.17(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)                           Each Generation Portfolio Company that owns or operates facilities used for the generation, transmission, or distribution of electric energy for sale meets the requirements for, and has been determined by FERC to be, either an “exempt wholesale generator” (“Exempt Wholesale Generator”) within the meaning of PUHCA or such facilities meet the requirements of a “qualifying cogeneration facility” or a “qualifying small power production facility” (either a “Qualifying Facility”) within the meaning of PURPA. The Loan Parties, the Company Group Parties and the Generation Portfolio Companies are not subject to or are exempt from regulation under PUHCA (other than, with respect to the Generation Portfolio Companies that own or operate facilities used for the generation, transmission, or distribution of electric energy for sale, maintaining status as a Qualifying Facility under PURPA or an Exempt Wholesale Generator within the meaning of PUHCA).”

D.                                    Section 6.15(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)                           Each of the Non-FPA-Jurisdictional Generation Portfolio Companies shall maintain and preserve (i) its Non-FPA Sales Authorizations and (ii) to the extent such Non-FPA-Jurisdictional Portfolio Company owns or operates facilities used for the generation, transmission, or distribution of electric energy for sale, its status as either an

Exempt Wholesale Generator within the meaning of PUHCA or a Qualifying Facility under PURPA, except to the extent failure to do so could not reasonably be expected to have a Material Adverse Effect.”

SECTION II.                      CONDITIONS

This Amendment shall become effective as of the first date on which each of the following conditions in this Section II have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Fourth Amendment Effective Date”):

A.                                    Deliverables to Administrative Agent.  The Administrative Agent’s receipt of the following, each of which shall be originals or electronically transmitted copies of originals (followed as soon as reasonably practicable by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each dated the Fourth Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Fourth Amendment Effective Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Lenders:

i.                                          (a) a counterpart signature page of this Amendment duly executed by each of the Loan Parties, (b) a counterpart signature page of this Amendment duly executed by the Administrative Agent and (c) a counterpart signature page of this Amendment duly executed by the Required Lenders;

ii.                                       (a) a certificate of the secretary or assistant secretary of each Loan Party dated the Fourth Amendment Effective Date, certifying (x) that each Organization Document of each such Loan Party has not been amended or changed since the A&R Credit Agreement Third Amendment Effective Date other than those changes attached to such certificate, and a certificate as to the good standing of each Loan Party as of a recent date, from the Secretary of State (or equivalent Governmental Authority) of the state or jurisdiction of its organization, (y) that attached thereto is a true and complete copy of resolutions duly authorizing the execution, delivery and performance of this Amendment, and (z) as to the incumbency and specimen signature of each officer executing any Loan Document and (b) a certificate of another Responsible Officer as to the incumbency and specimen signature of the secretary or assistant secretary executing the certificate pursuant to clause (a) above; and

iii.                                    a certificate signed by a Responsible Officer of the Borrower certifying that as of the Fourth Amendment Effective Date, (a) there has been no event or circumstance that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect since December 31, 2017 and (b) no Default or Event of Default has occurred and is continuing.

B.                                    Payment of Fees and Expenses.  The Administrative Agent shall have received all reasonable and documented out-of-pocket fees and expenses incurred in connection with this Amendment on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced at least three (3) Business Days prior to the Fourth Amendment Effective Date, reimbursement or other payment of all out-of-pocket fees and expenses in each case required to be reimbursed or paid by the Borrower under the Credit Agreement.

C.                                    No Material Adverse Effect.  As of the Fourth Amendment Effective Date, no event, circumstance or change shall have occurred since December 31, 2017 that has resulted in, or could reasonably be expected to result in, either in any case or in the aggregate, a Material Adverse Effect or a material adverse change in, or material adverse effect upon, the operations, business, properties, liabilities or financial condition of the Project Companies taken as a whole.

D.                                    Representations and Warranties.  Each of the representations and warranties in Section III shall be true and correct in all material respects on the Fourth Amendment Effective Date (unless made solely as of a prior date, in which case such representation and warranty was true and correct in all material respects as of such date).

SECTION III.                 REPRESENTATIONS AND WARRANTIES

Each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects as of the Fourth Amendment Effective Date:

A.                                    Corporate Power and Authority.  Each Loan Party has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Amended Credit Agreement and consummate the transactions contemplated by this Amendment and the Amended Credit Agreement.

B.                                    Authorization of Amendment.  The execution, delivery and performance by each Loan Party of this Amendment have been duly authorized by all necessary corporate or other organizational action.

C.                                    No Conflict.  The execution, delivery and performance by each Loan Party of this Amendment do not and will not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or require any payment to be made under, (a) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries, or (b) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; (iii) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by such Person or any of its Subsidiaries (other than Liens created under the Collateral Documents); or (iv) violate any material Law.

D.                                    Binding Effect.  This Amendment has been duly executed and delivered by each Loan Party that is party hereto.  Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party hereto or thereto in accordance with its terms, except as enforceability hereof or thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other laws now or hereafter in effect relating to creditors’ rights generally (including specific performance) and (ii) general equitable principles (whether considered in a proceeding in equity or at law), and to the discretion of the court before which any proceeding may be brought.

E.                                     Representations and Warranties, Etc.  (x) All representations and warranties contained in Article V of the Credit Agreement are true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (but in all respects if such representation or warranty is qualified by “materiality” or “Material Adverse Effect”) as of such earlier date, and (y) no Default has occurred and is continuing.

SECTION IV.                  ACKNOWLEDGMENT AND CONSENT OF LOAN PARTIES; REAFFIRMATION OF GUARANTIES AND LIENS

A.                                    Acknowledgment and Consent.  Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendments of the Credit Agreement effected pursuant to this Amendment.

B.                                    Guaranty and Lien Reaffirmation.  Each Loan Party hereby (i) confirms that each Loan Document (including the Guaranty), both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound, and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents, as amended by this Amendment, if applicable, the payment and performance of the Secured Obligations and (ii) ratifies all guaranties and Liens granted by it pursuant to the Loan Documents.

C.                                    Continuing Effect.  Each Loan Party hereby acknowledges and agrees that (i) each Loan Document, both before and immediately after giving effect to and, if applicable, as amended by this Amendment, to which it is a party or otherwise bound shall continue in full force and effect and (ii) all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

D.                                    No Filings Necessary.  Except as otherwise required herein, each Loan Party hereby confirms that no additional filings or recordings need to be made, and no other actions need to be taken, by such Loan Party in order to maintain the perfection, enforceability or validity of the security interests created pursuant to the Collateral Documents.

SECTION V.                       MISCELLANEOUS

A.     Reference to and Effect on Credit Agreement and Other Loan Documents.

(i)     On and after the Fourth Amendment Effective Date, each reference in the Credit Agreement to “this Amendment,” “hereunder,” “hereof,” “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(ii)     Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)     The execution, delivery and performance of this Amendment shall not constitute either (x) a novation of the Credit Agreement or any of the other Loan Documents or any obligations thereunder or (y) a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent, Lender or L/C Issuer under, the Credit Agreement or any of the other Loan Documents.  The amendments contained herein are limited to the specified provisions and circumstances described and shall not be deemed to prejudice any rights not specifically addressed herein which any Agent, Lender or L/C Issuer may now have or may have in the future under the Amended Credit Agreement or any other Loan Document.

B.     Loan Document.  For the avoidance of doubt, this Amendment constitutes a Loan Document.

C.     Headings.  Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

D.     Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

E.     Submission to Jurisdiction; Waiver of Venue; Service of Process; Waiver of Jury Trial.  The provisions of Sections 11.14(b), (c) and (d) and Section 11.15 of the Amended Credit Agreement are hereby incorporated by reference, mutatis mutandis, as if set forth in full herein.

F.     Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:	CLEARWAY ENERGY OPERATING LLC

	By:	/s/ Chad Plotkin
	Name:	Chad Plotkin
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

GUARANTORS:	CLEARWAY ENERGY LLC
DGPV HOLDING LLC

	By:	/s/ Chad Plotkin
	Name:	Chad Plotkin
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

[Signature Page to Fourth Amendment to A&R Credit Agreement]

ALTA WIND 1-5 HOLDING COMPANY, LLC
ALTA WIND COMPANY, LLC
CENTRAL CA FUEL CELL 1, LLC
CLEARWAY SOLAR STAR LLC
ENERGY CENTER CAGUAS HOLDINGS LLC
FUEL CELL HOLDINGS LLC
PORTFOLIO SOLAR I, LLC
RPV HOLDING LLC
SOLAR FLAGSTAFF ONE LLC
SOLAR IGUANA LLC
SOLAR LAS VEGAS MB 1 LLC
SOLAR TABERNACLE LLC
SOUTH TRENT HOLDINGS LLC
SPP ASSET HOLDINGS, LLC
SPP FUND II HOLDINGS, LLC
SPP FUND II, LLC
SPP FUND II-B, LLC
SPP FUND III, LLC
THERMAL CANADA INFRASTRUCTURE HOLDINGS LLC
THERMAL INFRASTRUCTURE DEVELOPMENT HOLDINGS LLC
UB FUEL CELL, LLC

By:	/s/ Chad Plotkin
Name:	Chad Plotkin
Title:	Vice President & Treasurer

[Signature Page to Fourth Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Juan Javellana
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Fourth Amendment to A&R Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Juan Javellana
Name:	Juan Javellana
Title:	Executive Director

[Signature Page to Fourth Amendment to A&R Credit Agreement]

ABN AMRO CAPITAL USA LLC,
as a Lender

By:	/s/ Paul Snow
Name:	Paul Snow
Title:	Director

By:	/s/ John Sullivan
Name:	John Sullivan
Title:	Managing Director

[Signature Page to Fourth Amendment to A&R Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Jerry Wells
Name:	Jerry Wells
Title:	Director

[Signature Page to Fourth Amendment to A&R Credit Agreement]

BARCLAYS BANK PLC,
as a Lender and L/C Issuer

By:	/s/ May Huang
Name:	May Huang
Title:	Assistant Vice President

[Signature Page to Fourth Amendment to A&R Credit Agreement]

CITIBANK, N.A.,
as a Lender

By:	/s/ Ashwani Khubani
Name:	Ashwani Khubani
Title:	Vice President

[Signature Page to Fourth Amendment to A&R Credit Agreement]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Jamie Minieri
Name:	Jamie Minieri
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to A&R Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By:	/s/ Mikhail Faybusovich
Name:	Mikhail Faybusovich
Title:	Authorized Signatory

By:	/s/ Andrew Griffin
Name:	Andrew Griffin
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to A&R Credit Agreement]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Renee M. Bonnell
Name:	Renee M. Bonnell
Title:	Vice President

[Signature Page to Fourth Amendment to A&R Credit Agreement]

MORGAN STANLEY SENIOR FUNDING, INC.
as a Lender

By:	/s/ Jack Kuhns
Name:	Jack Kuhns
Title:	Vice President

[Signature Page to Fourth Amendment to A&R Credit Agreement]

MUFG UNION BANK, N.A. f/k/a UNION BANK, N.A.,
as a Lender

By:	/s/ Paul Farrell
Name:	Paul Farrell
Title:	Managing Director

[Signature Page to Fourth Amendment to A&R Credit Agreement]

ROYAL BANK OF CANADA,
as a Lender and L/C Issuer

By:	/s/ Justin Painter
Name:	Justin Painter
Title:	Authorized Signatory

[Signature Page to Fourth Amendment to A&R Credit Agreement]